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                                                                   EXHIBIT 10.25

                              [MEDIMMUNE LOGO HERE]

                                    AMENDMENT

         This Amendment, effective on the last date of signature below, modifies and amends the Collaboration and License Agreement dated effective April 19, 2001 (the "Agreement"), by and between Genaera Corporation ("GENAERA") and MedImmune, Inc. ("MEDIMMUNE").

                                   WITNESSETH

         WHEREAS, MEDIMMUNE and GENAERA desire to amend the Agreement in order to modify the research plan proposed thereunder;

         NOW THEREFORE, in consideration of the promises and of the mutual covenants and agreements herein set forth, the parties hereto agree as follows:

         1. Appendix D of the Agreement is hereby amended by deleting it in its entirety and replacing it with the Revised Joint R&D Program ("Exhibit I") attached hereto and incorporated by reference.

         2. The Revised Joint R&D Program will be re-assessed in April 2002 and revised accordingly. Priority will given to the Primary Goals, with emphasis on Primary Goal I (in vivo bioassays). Secondary Goals will be addressed if Primary Goals are complete and resources allow.

         This Amendment and the Agreement set forth the entire agreement and understanding between the parties as to the subject matter thereof and supersedes all prior agreements and understandings in this respect. There shall be no amendments or modifications to this Amendment or the Agreement, except by a written document which is signed by both parties.

         IN WITNESS WHEREOF, the parties have each caused this Amendment to be signed and delivered by its duly authorized officer or representative as indicated below.


MEDIMMUNE                                            GENAERA

By:  /s/ Peter Kiener, Ph.D.                         By: /s/ Roy C. Levitt, M.D.
    --------------------------------                     -----------------------
Name:    Peter Kiener, Ph.D.                         Name:
Title:   Vice President, Research                    Title:

Date:    1/14/02                                     Date:    1/08/02
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